Exhibit 10.10

FIRST AMENDMENT TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the “Amendment”) is dated and effective as of February 28, 2020 (the “Amendment Date”), by and among NOCIMED, INC., a Delaware corporation (the “Company”), t he parties set forth on the signature pages hereto. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors Rights Agreement (as defined below).

WHEREAS, the parties previously entered into that certain Amended and Restated Investors Rights Agreement dated as of July 27, 2017 (the “Investor Rights Agreement”); and

WHEREAS, the parties now desire to amend the Investor Rights Agreement in certain respects on the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereby agree as follows:

1.     AMENDMENT AND RESTATEMENT OF SECTION 2.2(A). Section 2.2(a) of the Investor Rights Agreement be and hereby is amended and restated in its entirety to read as follows:

“(a) Subject to the conditions of this Section 2.2, if the Company shall receive a written request from the Holders of at least a majority of the Series B Registrable Securities (the “Initiating Holders”) that the Company file a registration statement under the Securities Act covering the registration of at least 25% of the Series B Registrable Securities then outstanding, then the Company shall, within thirty days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 2.2, effect, as expeditiously as reasonably possible, the registration under the Securities Act of all Series B Registrable Securities that all Holders request to be registered.”

2.     AMENDMENT AND RESTATEMENT OF SECTION 3.7. Section 3.7 of the Investor Rights Agreement be and hereby is amended and restated in its entirety to read as follows:

“3.7 Board Observer Rights. If a representative of NuVasive is not serving on the Company’s Board of Directors, the Company shall allow one representative designated by NuVasive to attend all meetings of the Company’s Board of Directors (including “executive sessions”) and committee thereof in a nonvoting capacity, and, in connection therewith, the Company shall give such representative copies of all notices, minutes, consents and other materials, financial or otherwise, which the Company provides to its Board of Directors; provided, however, that the Company reserves the right to exclude such representative from access to any material or meeting or portion thereof if the Company believes upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege or which relates to transactions or potential transactions between the Company and NuVasive. Any NuVasive representative that attends a meeting of the Company’s Board of Directors (including any “executive session”) pursuant to this Section 3.7 shall be subject to the confidentiality provisions of Section 3.3 hereof for all information discussed at such meeting of the Company’s Board of Directors.”

3.     AMENDMENT AND RESTATEMENT OF SECTION 3.15. Section 3.15 of the Investor Rights Agreement be and hereby is amended and restated in its entirety to read as follows:

“3.15 [INTENTIONALLY LEFT BLANK]”

4.    AMENDMENT AND RESTATEMENT OF SECTION 5.5(A). Section 5.5(a) of the Investor Rights Agreement be and hereby is amended and restated in its entirety to read as follows:

“(a) Except as otherwise expressly provided, this Agreement may be amended or modified, and the obligations of the Company and the rights of the Holders under this Agreement may be waived, only upon the written consent of the Company and the holders of at least a majority of the then-outstanding Series B Registrable Securities.”

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5. GENERAL.

(a)               This Amendment shall be effective for all purposes as of the Amendment Date. Except as expressly modified herein, the Investor Rights Agreement shall continue in full force and effect in accordance with its original terms.

(b)               The Investor Rights Agreement, including as herein amended by and integrated with this Amendment, comprises the sole and exclusive agreement and consent of the parties, and the terms of which shall prevail over and amend or modify any otherwise conflicting term of any other prior or contemporaneous agreement or rights of the parties.

(c)                This Amendment may be executed in counterparts, each of which shall be deemed to be an original and together shall be deemed to be one and the same document. Electronic signatures shall be effective as original signatures.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the Amended and Restated Investors Rights Agreement as of the Amendment Date.

COMPANY:	INVESTOR:

NOCIMED, INC.	NuVASIVE, INC.

By: /s/ L. Brett Lanuti	By:
L. Brett Lanuti	Name:
Chief Executive Officer	Title:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the Amended and Restated Investors Rights Agreement as of the Amendment Date.

COMPANY:	INVESTOR:

NOCIMED, INC.	NuVASIVE, INC.

By:	By: /s/ Sean Freeman
L. Brett Lanuti	Name: Sean Freeman
Chief Executive Officer	Title: SVP Strategy & Corporate Development

SIGNATURE PAGE TO TO FIRST AMENDMENT TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the Amended and Restated Investors Rights Agreement as of the Amendment Date.

INVESTOR:

BRETT LANUTI

/s/ Brett Lanuti
Signature

SIGNATURE PAGE TO TO FIRST AMENDMENT TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the Amended and Restated Investors Rights Agreement as of the Amendment Date.

INVESTOR:

SC CAPITAL I LLC

/s/ David Neal
Signature

David Neal
Signatory Name

SIGNATURE PAGE TO TO FIRST AMENDMENT TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the Amended and Restated Investors Rights Agreement as of the Amendment Date.

INVESTOR:

BRIAN SCOTT

/s/ Brian Scott
(Signature)

SIGNATURE PAGE TO TO FIRST AMENDMENT TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the Amended and Restated Investors Rights Agreement as of the Amendment Date.

INVESTOR:

JEFFREY LOTZ, PHD

/s/ Jeffrey Lotz, PhD
Signature

SIGNATURE PAGE TO TO FIRST AMENDMENT TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the Amended and Restated Investors Rights Agreement as of the Amendment Date.

INVESTOR:

DAVID K. NEAL

/s/ David Neal
Signature

SIGNATURE PAGE TO TO FIRST AMENDMENT TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the Amended and Restated Investors Rights Agreement as of the Amendment Date.

INVESTOR:

ROGER SUNG

/s/ Roger Sung
(Signature)

SIGNATURE PAGE TO TO FIRST AMENDMENT TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the Amended and Restated Investors Rights Agreement as of the Amendment Date.

INVESTOR:

EASTLACK FAMILY LIVING TRUST, DATED FEBRUARY 27, 2007

/s/ Robert Eastlack
Signature

Robert Eastlack
Signatory Name

SIGNATURE PAGE TO TO FIRST AMENDMENT TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the Amended and Restated Investors Rights Agreement as of the Amendment Date.

INVESTOR:

PAUL STANTON

/s/ Paul Stanton
(Signature)

SIGNATURE PAGE TO TO FIRST AMENDMENT TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the Amended and Restated Investors Rights Agreement as of the Amendment Date.

INVESTOR:

MICHAEL L. ROBERTS AND CHERYL WALKER ROBERTS FAMILY TRUST

/s/ Michael L. Roberts
Signature

Michael L. Roberts
Signatory Name

SIGNATURE PAGE TO TO FIRST AMENDMENT TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the Amended and Restated Investors Rights Agreement as of the Amendment Date.

INVESTOR:

DAVID S. BRADFORD, M.D.

/s/ David S. Bradford
Signature

SIGNATURE PAGE TO TO FIRST AMENDMENT TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the Amended and Restated Investors Rights Agreement as of the Amendment Date.

INVESTOR:

DAVID S. BRADFORD REVOCABLE TRUST

/s/ David S. Bradford
Name: David S. Bradford
Title: Trustee

SIGNATURE PAGE TO TO FIRST AMENDMENT TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the Amended and Restated Investors Rights Agreement as of the Amendment Date.

INVESTOR:

JAMES C. PEACOCK III

/s/ James C. Peacock III
Signature

SIGNATURE PAGE TO TO FIRST AMENDMENT TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the Amended and Restated Investors Rights Agreement as of the Amendment Date.

INVESTOR:

BEE FAMILY ENTERPRISES

/s/ James M. Bee
Signature

James M. Bee
Signatory Name

SIGNATURE PAGE TO TO FIRST AMENDMENT TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the Amended and Restated Investors Rights Agreement as of the Amendment Date.

INVESTOR:

STONE CAPITAL LLC

/s/ James M. Bee
Signature

James M. Bee
Signatory Name

SIGNATURE PAGE TO TO FIRST AMENDMENT TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the Amended and Restated Investors Rights Agreement as of the Amendment Date.

INVESTOR:

BEE BROTHERS INVESTMENTS LLC

/s/ James M. Bee
Signature

James M. Bee
Signatory Name

SIGNATURE PAGE TO TO FIRST AMENDMENT TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the Amended and Restated Investors Rights Agreement as of the Amendment Date.

INVESTOR:

JULIAN J. CLARK JR.

/s/ Julian J. Clark Jr.
Signature

SIGNATURE PAGE TO TO FIRST AMENDMENT TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the Amended and Restated Investors Rights Agreement as of the Amendment Date.

INVESTOR:

CHRIS WAKEMAN

/s/ Chris Wakeman
Signature

SIGNATURE PAGE TO TO FIRST AMENDMENT TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the Amended and Restated Investors Rights Agreement as of the Amendment Date.

INVESTOR:

JOHN PATRICK CLAUDE

/s/ John Patrick Claude
Signature

SIGNATURE PAGE TO TO FIRST AMENDMENT TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the Amended and Restated Investors Rights Agreement as of the Amendment Date.

INVESTOR:

Rivelli Family Trust Dated May 30, 1986

/s/ Patrick A. Rivelli
(Signature)

SIGNATURE PAGE TO TO FIRST AMENDMENT TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT